EXHIBIT 99.13

                                POWER OF ATTORNEY


I, John F. Barrett, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of National Integrity Life Insurance Company:

     o Separate Account I of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-04846), Securities Act Registration Numbers:

          >>   333-44892

          >>   033-56658

          >>   333-102574

     o Separate Account II of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-07132), Securities Act Registration Number 033-51126

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.



Date: 12-19-06                   /s/ John F. Barrett
                                 John F. Barrett, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, Donald A. Bliss, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of National Integrity Life Insurance Company:

     o Separate Account I of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-04846), Securities Act Registration Numbers:

          >>   333-44892

          >>   033-56658

          >>   333-102574

     o Separate Account II of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-07132), Securities Act Registration Number 033-51126

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.



Date:    3/13/07                /s/ Donald A. Bliss
                                Donald A. Bliss, Director
                                The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, James N. Clark, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of National Integrity Life Insurance Company:

     o Separate Account I of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-04846), Securities Act Registration Numbers:

          >>   333-44892

          >>   033-56658

          >>   333-102574

     o Separate Account II of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-07132), Securities Act Registration Number 033-51126

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.



Date: 12-19-06                   /s/ James N. Clark
                                 James N. Clark, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, Jo Ann Davidson, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of National Integrity Life Insurance Company:

     o Separate Account I of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-04846), Securities Act Registration Numbers:

          >>   333-44892

          >>   033-56658

          >>   333-102574

     o Separate Account II of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-07132), Securities Act Registration Number 033-51126

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.



Date: 12-19-06                   /s/ Jo Ann Davidson
                                 Jo Ann Davidson, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, Eugene P. Ruehlmann, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of National Integrity Life Insurance Company:

     o Separate Account I of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-04846), Securities Act Registration Numbers:

          >>   333-44892

          >>   033-56658

          >>   333-102574

     o Separate Account II of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-07132), Securities Act Registration Number 033-51126

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.



Date:  12-19-06                  /s/ Eugene P. Ruehlmann
                                 Eugene P. Ruehlmann, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, George H. Walker, III, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of National Integrity Life Insurance Company:

     o Separate Account I of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-04846), Securities Act Registration Numbers:

          >>   333-44892

          >>   033-56658

          >>   333-102574

     o Separate Account II of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-07132), Securities Act Registration Number 033-51126

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.



Date: 12-19-06                   /s/ George H. Walker, III
                                 George H. Walker, III, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, Thomas L. Williams, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of National Integrity Life Insurance Company:

     o Separate Account I of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-04846), Securities Act Registration Numbers:

          >>   333-44892

          >>   033-56658

          >>   333-102574

     o Separate Account II of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-07132), Securities Act Registration Number 033-51126

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.



Date:  12-19-06                  /s/ Thomas L. Williams
                                 Thomas L. Williams, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, William J. Williams, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of National Integrity Life Insurance Company:

     o Separate Account I of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-04846), Securities Act Registration Numbers:

          >>   333-44892

          >>   033-56658

          >>   333-102574

     o Separate Account II of National Integrity Life Insurance Company (Investment Company Act Registration Number 811-07132), Securities Act Registration Number 033-51126

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.



Date:  12-19-06                  /s/ William J. Williams
                                 William J. Williams, Director
                                 The Western and Southern Life Insurance Company